Exhibit 99.34
                                 -------------
                Computational Materials and/or ABS Term Sheets

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

Summary of Loans in Statistical Calculation Pool                                                      Range
(As of Calculation Date)                                                                              -----

Total Number of Loans                                                   5,591
Total Outstanding Balance                                      $1,121,454,790
Average Loan Balance                                                 $200,582                    $1,489 to $1,250,400
WA Mortgage Rate                                                       7.477%                    4.000% to 12.375%
Net WAC                                                                6.967%                    3.491% to 11.541%
ARM Characteristics
      WA Gross Margin                                                  6.950%                    2.500% to 12.050%
      WA Months to First Roll                                              30                         1 to 36
      WA First Periodic Cap                                            1.723%                    1.000% to 6.000%
      WA Subsequent Periodic Cap                                       1.429%                    1.000% to 3.000%
      WA Lifetime Cap                                                 14.460%                   11.000% to 19.375%
      WA Lifetime Floor                                                7.569%                    1.500% to 12.375%
WA Original Term (months)                                                 359                       180 to 360
WA Remaining Term (months)                                                358                        94 to 360
WA LTV                                                                 78.66%                     8.97% to 100.00%
   Percentage of Pool with CLTV > 100%                                  0.00%
   WA Effective LTV (Post MI)                                          78.66%
   Second Liens w/100% CLTV                                             0.00%
WA FICO                                                                   601

Secured by (% of pool)                       1st Liens                100.00%
                                             2nd Liens                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)                       71.63%



-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States:          Top 5 Prop:         Doc Types:          Purpose Codes      Occ Codes           Grades          Orig PP Term
-------------      ----------------    -----------------     ----------------   -------------     --------------     --------------
CA     26.99%      SFR       73.62%    FULL       67.57%     RCO      61.21%    OO     97.08%     A       78.98%      0      28.37%
FL      9.73%      PUD       15.96%    STATED     32.42%     PUR      35.69%    INV     1.92%     A-       6.27%     12       5.48%
NY      5.19%      CND        5.94%    STREAM      0.01%     RNC       3.10%    2H      1.00%     B        7.60%     24      31.26%
IL      4.19%      2 FAM      3.13%                                                               C        4.47%     30       0.04%
AZ      4.14%      3 FAM      0.57%                                                               C-       2.03%     36      26.08%
                                                                                                  D        0.64%     60       8.78%


-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 1 of 10                11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

----------------------------------------------------------------------------------------------------------------------------
                                                          Program
----------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF        % OF        AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                              BALANCE    LOANS       TOTAL        BALANCE          WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                             $8,838,513       36        0.79       $245,514        7.042   359.38      555     78.2
2/28 LIB6M                          $234,237,361    1,258       20.89       $186,198        7.645   359.07      596     78.1
2/28 LIB6M - IO - 24                $128,814,139      461       11.49       $279,423        7.075   359.12      608     81.1
2/28 LIB6M - IO - 60                 $21,552,073       82        1.92       $262,830        7.236   358.22      604     80.0
3/27 LIB6M                          $393,564,878    2,249       35.09       $174,995        7.855   359.15      592     78.8
3/27 LIB6M - IO - 36                $122,157,787      512       10.89       $238,589        7.173   359.11      608     80.2
3/27 LIB6M - IO - 60                 $14,395,991       73        1.28       $197,205        7.835   358.26      599     82.5
15Yr Fixed                            $4,393,171       31        0.39       $141,715        7.136   177.36      616     72.4
15Yr Fixed - CC                         $813,530        7        0.07       $116,219        8.245   178.68      609     81.1
30Yr Fixed                          $149,650,734      689       13.34       $217,200        6.912   358.54      619     75.5
30Yr Fixed - CC                      $15,611,247      101        1.39       $154,567        8.163   358.73      584     79.0
30Yr Fixed - IO - 60                 $27,425,366       92        2.45       $298,102        6.715   358.87      629     78.8
----------------------------------------------------------------------------------------------------------------------------
                                  $1,121,454,790    5,591      100.00       $200,582        7.477   358.16      601     78.7
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
----------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF        % OF        AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                              BALANCE    LOANS       TOTAL        BALANCE          WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
ARM 360                             $923,560,742    4,671       82.35       $197,722        7.580   359.09      597     79.2
Fixed 180                             $5,206,701       38        0.46       $137,018        7.309   177.57      615     73.7
Fixed 360                           $192,687,348      882       17.18       $218,466        6.985   358.60      618     76.3
----------------------------------------------------------------------------------------------------------------------------
                                  $1,121,454,790    5,591      100.00       $200,582        7.477   358.16      601     78.7
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF        % OF        AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                              BALANCE    LOANS       TOTAL        BALANCE          WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $30,276        3        0.00        $10,092        9.467   287.22      647     67.1
$25,000.01 - $50,000.00               $1,088,670       23        0.10        $47,333        9.276   352.63      579     61.0
$50,000.01 - $75,000.00              $16,985,657      268        1.51        $63,379        8.641   354.26      595     78.4
$75,000.01 - $100,000.00             $57,740,917      650        5.15        $88,832        8.081   356.15      596     79.6
$100,000.01 - $150,000.00           $172,729,180    1,389       15.40       $124,355        7.885   357.47      596     79.8
$150,000.01 - $200,000.00           $183,100,393    1,054       16.33       $173,720        7.602   357.98      597     78.5
$200,000.01 - $250,000.00           $165,574,718      738       14.76       $224,356        7.473   358.49      600     77.4
$250,000.01 - $300,000.00           $143,383,911      524       12.79       $273,633        7.263   358.69      603     78.5
$300,000.01 - $350,000.00           $110,961,091      343        9.89       $323,502        7.252   358.48      604     80.8
$350,000.01 - $400,000.00            $94,812,003      253        8.45       $374,751        7.154   359.07      602     78.7
$400,000.01 - $450,000.00            $54,341,120      128        4.85       $424,540        7.104   357.66      609     77.1
$450,000.01 - $500,000.00            $50,073,609      105        4.47       $476,892        7.081   359.12      607     77.7
$500,000.01 - $550,000.00            $18,895,278       36        1.68       $524,869        6.973   359.25      620     79.7
$550,000.01 - $600,000.00            $16,256,546       28        1.45       $580,591        7.027   359.08      596     74.5
$600,000.01 - $650,000.00            $13,236,521       21        1.18       $630,311        7.374   358.90      618     77.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 2 of 10               11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

----------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------
                                           CURRENT     # OF        % OF       AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                                BALANCE    LOANS       TOTAL       BALANCE         WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00               $6,792,970       10        0.61      $679,297       6.528   359.20      624     73.3
$700,000.01 - $750,000.00               $5,155,329        7        0.46      $736,476       7.497   359.14      614     80.3
$750,000.01 - $800,000.00                 $791,335        1        0.07      $791,335       6.875   359.00      629     80.0
$800,000.01 - $850,000.00               $1,674,799        2        0.15      $837,400       7.229   359.00      627     79.0
$850,000.01 - $900,000.00               $1,748,420        2        0.16      $874,210       5.927   359.49      605     72.1
> $900,000.00                           $6,082,048        6        0.54    $1,013,675       8.256   359.20      606     78.4
----------------------------------------------------------------------------------------------------------------------------
                                    $1,121,454,790    5,591      100.00      $200,582       7.477   358.16      601     78.7
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                            State
----------------------------------------------------------------------------------------------------------------------------
                                           CURRENT     # OF        % OF       AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                                BALANCE    LOANS       TOTAL       BALANCE         WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
Alabama                                 $4,017,750       38        0.36      $105,730       7.850   358.98      591     86.7
Alaska                                  $2,763,730       14        0.25      $197,409       9.007   358.95      575     95.4
Arizona                                $46,415,813      275        4.14      $168,785       7.488   359.10      593     78.1
Arkansas                                $1,974,541       17        0.18      $116,149       8.812   359.21      595     91.1
California                            $302,679,258      979       26.99      $309,172       6.906   358.89      606     75.2
Colorado                               $16,479,042       89        1.47      $185,158       7.421   358.89      601     80.6
Connecticut                            $22,030,139      108        1.96      $203,983       7.654   357.40      594     78.3
Delaware                                $3,585,589       20        0.32      $179,279       7.641   358.90      628     84.2
District of Columbia                    $4,316,402       19        0.38      $227,179       7.431   350.74      596     68.0
Florida                               $109,073,585      578        9.73      $188,709       7.656   357.45      600     79.7
Georgia                                $34,253,727      222        3.05      $154,296       8.040   358.30      596     83.4
Hawaii                                 $13,698,243       40        1.22      $342,456       6.690   358.91      635     74.3
Idaho                                   $4,428,473       37        0.39      $119,688       7.891   355.89      596     82.5
Illinois                               $46,969,700      263        4.19      $178,592       7.949   357.56      598     81.2
Indiana                                 $9,012,453       79        0.80      $114,082       8.325   358.71      593     85.2
Iowa                                    $3,421,251       31        0.31      $110,363       8.409   359.00      588     83.5
Kansas                                  $3,819,776       35        0.34      $109,136       8.312   359.14      605     85.2
Kentucky                                $4,843,164       41        0.43      $118,126       8.185   358.87      589     85.1
Louisiana                                 $586,608        6        0.05       $97,768       7.234   358.46      619     78.6
Maine                                   $2,883,421       19        0.26      $151,759       7.989   359.22      597     78.9
Maryland                               $39,411,880      174        3.51      $226,505       7.533   358.95      595     77.8
Massachusetts                          $29,736,314      125        2.65      $237,891       7.499   359.01      600     77.5
Michigan                               $22,718,983      175        2.03      $129,823       8.042   358.17      600     82.5
Minnesota                              $15,217,371       84        1.36      $181,159       7.601   359.09      603     83.0
Mississippi                             $1,368,292       11        0.12      $124,390       8.062   358.59      601     92.3
Missouri                               $10,045,351       81        0.90      $124,017       8.033   357.89      603     82.6
Montana                                 $2,383,251       16        0.21      $148,953       7.649   359.05      598     83.5
Nebraska                                $1,002,790       10        0.09      $100,279       8.457   356.92      591     87.7
Nevada                                 $29,423,444      128        2.62      $229,871       7.314   358.96      609     79.3
New Hampshire                           $5,889,764       30        0.53      $196,325       7.070   359.00      591     78.1
New Jersey                             $42,130,190      183        3.76      $230,220       7.854   359.00      589     75.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 3 of 10                 11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                             State
---------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF          % OF         AVERAGE      GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS         TOTAL         BALANCE        WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
New Mexico                          $4,947,177       30          0.44        $164,906      7.849   355.62      609     80.4
New York                           $58,236,316      200          5.19        $291,182      7.359   357.82      604     75.0
North Carolina                     $19,093,037      130          1.70        $146,870      7.944   358.30      599     83.1
North Dakota                        $1,002,576        9          0.09        $111,397      8.721   358.89      587     83.0
Ohio                               $11,385,427       94          1.02        $121,122      8.309   356.18      586     81.6
Oklahoma                            $3,143,592       29          0.28        $108,400      8.312   359.12      595     85.0
Oregon                             $11,744,046       64          1.05        $183,501      7.222   359.11      614     82.5
Pennsylvania                       $20,891,742      145          1.86        $144,081      7.777   355.93      590     80.4
Rhode Island                        $1,927,936        7          0.17        $275,419      8.332   358.77      586     77.1
South Carolina                      $8,427,801       54          0.75        $156,070      8.146   358.98      582     82.6
South Dakota                          $537,188        5          0.05        $107,438      7.848   359.11      606     86.1
Tennessee                          $11,513,615       90          1.03        $127,929      8.049   358.91      605     85.7
Texas                              $44,610,824      353          3.98        $126,376      8.004   353.91      600     81.9
Utah                                $6,941,007       51          0.62        $136,098      7.421   358.87      613     82.7
Vermont                               $855,279        6          0.08        $142,546      7.974   359.15      581     80.6
Virginia                           $33,437,699      145          2.98        $230,605      7.365   358.41      593     79.1
Washington                         $34,430,438      168          3.07        $204,943      7.223   357.03      604     80.4
West Virginia                       $2,498,414       18          0.22        $138,801      8.067   358.58      575     82.2
Wisconsin                           $7,207,943       49          0.64        $147,101      8.433   356.87      602     82.0
Wyoming                             $2,042,436       17          0.18        $120,143      8.161   359.01      595     84.7
---------------------------------------------------------------------------------------------------------------------------
                                $1,121,454,790    5,591        100.00        $200,582      7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF          % OF         AVERAGE      GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS         TOTAL         BALANCE        WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
<= 50.00                           $33,794,043      181          3.01        $186,707      7.066   357.35      582     42.3
50.01 - 55.00                      $18,880,577      100          1.68        $188,806      7.085   358.29      586     52.9
55.01 - 60.00                      $30,195,215      152          2.69        $198,653      7.070   358.31      585     58.0
60.01 - 65.00                      $47,305,489      224          4.22        $211,185      7.113   354.47      588     63.2
65.01 - 70.00                      $67,730,029      304          6.04        $222,796      7.374   358.18      583     68.6
70.01 - 75.00                     $110,290,037      480          9.83        $229,771      7.358   358.23      591     73.8
75.01 - 80.00                     $455,877,223    2,377         40.65        $191,787      7.280   358.52      616     79.7
80.01 - 85.00                     $120,746,583      557         10.77        $216,780      7.578   358.36      588     84.3
85.01 - 90.00                     $157,846,847      746         14.08        $211,591      7.853   358.11      598     89.6
90.01 - 95.00                      $45,076,927      250          4.02        $180,308      8.577   358.18      591     94.7
95.01 - 100.00                     $33,711,821      220          3.01        $153,236      8.634   358.32      603     99.7
---------------------------------------------------------------------------------------------------------------------------
                                $1,121,454,790    5,591        100.00        $200,582      7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 4 of 10                11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF          % OF        AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS         TOTAL        BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
<= 4.000                              $224,000        1          0.02       $224,000       4.000   360.00      585     80.0
4.501 - 5.000                       $1,286,215        5          0.11       $257,243       4.951   359.59      578     61.6
5.001 - 5.500                      $14,817,061       46          1.32       $322,110       5.399   359.29      615     68.5
5.501 - 6.000                      $66,751,999      237          5.95       $281,654       5.872   357.56      629     71.6
6.001 - 6.500                     $148,182,240      595         13.21       $249,046       6.345   357.92      620     75.9
6.501 - 7.000                     $232,408,873    1,044         20.72       $222,614       6.819   358.26      614     77.2
7.001 - 7.500                     $176,957,667      875         15.78       $202,237       7.309   358.37      607     78.7
7.501 - 8.000                     $182,133,584      984         16.24       $185,095       7.789   357.78      597     80.2
8.001 - 8.500                     $106,570,383      606          9.50       $175,859       8.295   358.58      584     80.7
8.501 - 9.000                      $93,829,911      542          8.37       $173,118       8.795   358.59      572     83.4
9.001 - 9.500                      $46,562,519      296          4.15       $157,306       9.289   358.28      564     82.3
9.501 - 10.000                     $29,442,089      187          2.63       $157,444       9.783   358.18      558     82.5
10.001 - 10.500                    $10,471,908       80          0.93       $130,899      10.295   356.31      561     84.8
10.501 - 11.000                     $7,254,759       54          0.65       $134,347      10.770   357.48      556     86.7
11.001 - 11.500                     $2,345,563       20          0.21       $117,278      11.362   359.46      561     88.2
11.501 - 12.000                     $1,768,578       17          0.16       $104,034      11.756   358.25      543     81.2
12.001 - 12.500                       $447,441        2          0.04       $223,720      12.085   352.94      594     97.3
---------------------------------------------------------------------------------------------------------------------------
                                $1,121,454,790    5,591        100.00       $200,582       7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                         Property Type
---------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF          % OF        AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS         TOTAL        BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
SFR                               $825,660,496    4,206         73.62       $196,305       7.466   358.19      599     78.6
PUD                               $178,981,426      822         15.96       $217,739       7.439   358.13      605     80.3
CND                                $66,649,559      360          5.94       $185,138       7.634   358.58      609     79.3
2 FAM                              $35,069,560      139          3.13       $252,299       7.437   358.50      615     74.8
3 FAM                               $6,420,146       22          0.57       $291,825       7.590   359.31      604     65.7
4 FAM                               $3,150,814       10          0.28       $315,081       8.093   335.57      560     70.3
CNDP                                $2,848,950       15          0.25       $189,930       7.960   359.20      615     79.3
MNF                                 $2,673,839       17          0.24       $157,285       8.191   359.17      603     69.7
---------------------------------------------------------------------------------------------------------------------------
                                $1,121,454,790    5,591        100.00       $200,582       7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Purpose
---------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF          % OF        AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                            BALANCE    LOANS         TOTAL        BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
RCO                               $686,428,794    3,224         61.21       $212,912       7.353   357.82      594     76.3
PUR                               $400,300,327    2,160         35.69       $185,324       7.691   358.95      613     82.6
RNC                                $34,725,670      207          3.10       $167,757       7.449   355.87      605     80.4
---------------------------------------------------------------------------------------------------------------------------
                                $1,121,454,790    5,591        100.00       $200,582       7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 5 of 10                11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy
---------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF           AVERAGE         GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL           BALANCE           WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
OO                            $1,088,682,496    5,394      97.08          $201,832         7.462   358.13      601     78.8
INV                              $21,556,643      141       1.92          $152,884         7.954   359.10      607     75.1
2H                               $11,215,651       56       1.00          $200,279         7.933   359.16      608     73.5
---------------------------------------------------------------------------------------------------------------------------
                              $1,121,454,790    5,591     100.00          $200,582         7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF           AVERAGE         GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL           BALANCE           WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
1 - 120                              $59,343        1       0.01           $59,343         8.125    94.00      598     80.0
121 - 180                         $5,147,358       37       0.46          $139,118         7.299   178.53      615     73.6
181 - 300                           $263,446        4       0.02           $65,861         9.678   280.58      591     77.8
301 - 360                     $1,115,984,644    5,549      99.51          $201,115         7.477   359.02      601     78.7
---------------------------------------------------------------------------------------------------------------------------
                              $1,121,454,790    5,591     100.00          $200,582         7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF           AVERAGE         GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL           BALANCE           WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
FULL                            $757,750,731    4,024      67.57          $188,308         7.406   358.27      594     79.8
STATED INCOME                   $363,603,260    1,566      32.42          $232,186         7.623   357.94      615     76.3
STREAMLINE                          $100,800        1       0.01          $100,800         9.250   360.00      562     90.0
---------------------------------------------------------------------------------------------------------------------------
                              $1,121,454,790    5,591     100.00          $200,582         7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF           AVERAGE         GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL           BALANCE           WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
801 - 820                           $223,813        1       0.02          $223,813         6.900   359.00      816     80.0
781 - 800                           $646,303        4       0.06          $161,576         6.995   358.77      795     75.9
761 - 780                         $4,227,190       16       0.38          $264,199         6.350   358.96      766     78.2
741 - 760                         $3,610,511       15       0.32          $240,701         6.969   359.26      752     79.8
721 - 740                         $9,194,033       44       0.82          $208,955         7.118   359.09      731     80.0
701 - 720                        $13,159,995       60       1.17          $219,333         6.636   352.67      710     75.7
681 - 700                        $26,403,379      120       2.35          $220,028         6.737   358.22      690     76.5
661 - 680                        $36,867,567      189       3.29          $195,066         6.959   357.04      669     78.4
641 - 660                        $72,056,421      358       6.43          $201,275         6.967   358.23      650     77.3
621 - 640                       $192,051,493      894      17.13          $214,823         7.139   358.31      630     80.3
601 - 620                       $222,464,221    1,078      19.84          $206,368         7.225   357.85      610     80.2
581 - 600                       $190,344,898      961      16.97          $198,070         7.471   358.21      590     80.1
561 - 580                       $138,526,378      683      12.35          $202,820         7.830   358.71      571     79.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                               Page 6 of 10              11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF           AVERAGE           GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS      TOTAL           BALANCE             WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
541 - 560                      $97,310,969      525       8.68          $185,354           8.092   358.64      551     76.7
521 - 540                      $63,501,850      357       5.66          $177,876           8.323   357.74      531     74.8
501 - 520                      $47,741,001      267       4.26          $178,805           8.535   358.62      511     71.3
<= 500                          $3,124,769       19       0.28          $164,462           9.218   359.12      499     77.1
---------------------------------------------------------------------------------------------------------------------------
                            $1,121,454,790    5,591     100.00          $200,582           7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                       Grade
---------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF           AVERAGE           GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS      TOTAL           BALANCE             WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
A                             $885,759,047    4,403      78.98          $201,172           7.400   358.15      607     79.8
A-                             $70,350,821      311       6.27          $226,208           7.688   358.28      580     77.5
B                              $85,275,107      450       7.60          $189,500           7.744   357.74      579     74.7
C                              $50,092,084      261       4.47          $191,924           7.806   358.40      579     69.9
C-                             $22,769,388      126       2.03          $180,709           7.782   358.76      586     73.5
D                               $7,208,344       40       0.64          $180,209           8.352   359.38      568     70.1
---------------------------------------------------------------------------------------------------------------------------
                            $1,121,454,790    5,591     100.00          $200,582           7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF           AVERAGE           GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS      TOTAL           BALANCE             WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0                             $318,125,130    1,650      28.37          $192,803           7.918   357.94      599     79.3
12                             $61,428,557      252       5.48          $243,764           7.502   359.04      603     76.1
24                            $350,553,379    1,660      31.26          $211,177           7.341   359.06      599     79.1
30                                $491,455        3       0.04          $163,818           7.646   358.00      597     84.7
36                            $292,439,527    1,578      26.08          $185,323           7.375   358.06      599     78.7
60                             $98,416,743      448       8.78          $219,680           6.817   355.44      620     76.7
---------------------------------------------------------------------------------------------------------------------------
                            $1,121,454,790    5,591     100.00          $200,582           7.477   358.16      601     78.7
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll               (Excludes  920  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                      WA           CURRENT     # OF       % OF           AVERAGE           GROSS    REMG.              ORIG
DESCRIPTION          MTR           BALANCE    LOANS      TOTAL           BALANCE             WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0 - 6                  5        $8,987,184       41       0.97          $219,200           7.114   358.36      556     78.2
7 - 12                11          $146,617        1       0.02          $146,617           7.875   335.00      630     90.0
19 - 24               23      $384,565,601    1,799      41.64          $213,766           7.430   359.05      600     79.2
25 - 31               31        $1,451,741        5       0.16          $290,348           7.393   355.00      583     83.9
32 - 37               35      $528,409,599    2,825      57.21          $187,048           7.697   359.15      596     79.2
---------------------------------------------------------------------------------------------------------------------------
                              $923,560,742    4,671     100.00          $197,722           7.580   359.09      597     79.2
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                            Page 7 of 10                  11/2/2005 12:35:52 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

--------------------------------------------------------------------------------------------------------------------------
                                                     Range of Margin                 (Excludes  920  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF        % OF          AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS       TOTAL          BALANCE          WAC     TERM    FICO       LTV
--------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                       $517,823        3        0.06         $172,608        7.210   358.83     573      67.8
3.001 - 4.000                     $5,158,552       24        0.56         $214,940        7.737   359.19     575      81.1
4.001 - 5.000                    $17,934,205       82        1.94         $218,710        6.527   359.26     581      64.5
5.001 - 6.000                   $192,030,733      950       20.79         $202,138        7.132   359.21     596      76.1
6.001 - 7.000                   $308,726,358    1,425       33.43         $216,650        7.159   359.09     608      78.9
7.001 - 8.000                   $259,131,902    1,368       28.06         $189,424        7.818   359.04     599      80.3
8.001 - 9.000                   $110,214,160      626       11.93         $176,061        8.603   358.96     579      83.4
9.001 - 10.000                   $26,203,782      167        2.84         $156,909        9.415   359.03     561      84.6
10.001 - 11.000                   $2,500,554       18        0.27         $138,920       10.431   359.24     571      92.6
11.001 - 12.000                     $742,788        7        0.08         $106,113       10.892   359.38     558      86.2
12.001 - 13.000                     $399,887        1        0.04         $399,887       12.050   359.00     597     100.0
--------------------------------------------------------------------------------------------------------------------------
6.950                           $923,560,742    4,671      100.00         $197,722        7.580   359.09     597      79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                   Range of Maximum Rates            (Excludes  920  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF        % OF          AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS       TOTAL          BALANCE          WAC     TERM    FICO       LTV
--------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     $224,000        1        0.02         $224,000        4.000   360.00     585      80.0
11.001 - 11.500                     $155,829        1        0.02         $155,829        5.500   359.00     573      80.0
11.501 - 12.000                   $2,896,510       12        0.31         $241,376        5.478   359.26     618      65.5
12.001 - 12.500                  $20,641,720       82        2.24         $251,728        5.841   358.89     602      69.9
12.501 - 13.000                  $54,015,275      217        5.85         $248,918        6.144   358.98     615      74.3
13.001 - 13.500                 $115,695,228      496       12.53         $233,257        6.522   359.10     614      77.3
13.501 - 14.000                 $189,900,905      867       20.56         $219,032        6.937   359.12     610      77.6
14.001 - 14.500                 $149,741,028      737       16.21         $203,176        7.419   359.08     604      78.9
14.501 - 15.000                 $145,393,112      793       15.74         $183,346        7.878   359.07     596      81.1
15.001 - 15.500                  $87,382,897      498        9.46         $175,468        8.374   359.08     584      81.2
15.501 - 16.000                  $75,129,077      427        8.13         $175,946        8.825   359.09     570      83.2
16.001 - 16.500                  $37,005,047      225        4.01         $164,467        9.300   359.18     565      82.2
16.501 - 17.000                  $25,557,991      161        2.77         $158,745        9.798   359.23     557      81.4
17.001 - 17.500                   $8,833,673       68        0.96         $129,907       10.308   359.22     560      84.7
17.501 - 18.000                   $6,557,309       49        0.71         $133,823       10.776   359.30     554      88.3
18.001 - 18.500                   $2,274,087       19        0.25         $119,689       11.363   359.47     562      88.9
18.501 - 19.000                   $1,709,612       16        0.19         $106,851       11.750   358.26     541      80.6
19.001 - 19.500                     $447,441        2        0.05         $223,720       12.085   352.94     594      97.3
--------------------------------------------------------------------------------------------------------------------------
14.460                          $923,560,742    4,671      100.00         $197,722        7.580   359.09     597      79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                 Initial Periodic Rate Cap           (Excludes  920  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF        % OF          AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS       TOTAL          BALANCE          WAC     TERM    FICO       LTV
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 8 of 10               11/2/2005 12:35:53 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

------------------------------------------------------------------------------------------------------------------------
                                                  Initial Periodic Rate Cap       (Excludes   920  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF          AVERAGE        GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL          BALANCE          WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
1.000                            $12,753,385       57       1.38         $223,744        7.285   359.29     567     78.6
1.500                           $765,460,739    3,826      82.88         $200,068        7.558   359.22     599     79.3
2.000                             $7,685,714       41       0.83         $187,456        7.646   358.07     587     77.7
3.000                           $136,844,630      743      14.82         $184,179        7.730   358.41     591     78.8
5.000                               $405,074        2       0.04         $202,537        7.348   358.48     616     80.0
6.000                               $411,200        2       0.04         $205,600        6.571   357.75     622     80.0
------------------------------------------------------------------------------------------------------------------------
                                $923,560,742    4,671     100.00         $197,722        7.580   359.09     597     79.2
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap     (Excludes   920  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF          AVERAGE        GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL          BALANCE          WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
1.000                           $132,951,812      705      14.40         $188,584        7.679   358.52     590     79.1
1.500                           $789,647,328    3,960      85.50         $199,406        7.563   359.18     599     79.2
2.000                               $785,922        5       0.09         $157,184        7.643   358.42     576     74.7
3.000                               $175,679        1       0.02         $175,679        8.750   358.00     576     95.0
------------------------------------------------------------------------------------------------------------------------
                                $923,560,742    4,671     100.00         $197,722        7.580   359.09     597     79.2
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                 Range of Lifetime Rate Floor     (Excludes   920  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF          AVERAGE        GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL          BALANCE          WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                        $82,431        1       0.01          $82,431        7.900   359.00     582     80.0
2.001 - 3.000                        $88,637        1       0.01          $88,637        7.600   358.00     574     66.4
3.001 - 4.000                       $224,000        1       0.02         $224,000        4.000   360.00     585     80.0
4.001 - 5.000                     $1,286,215        5       0.14         $257,243        4.951   359.59     578     61.6
5.001 - 6.000                    $52,254,388      195       5.66         $267,971        5.801   359.26     612     72.1
6.001 - 7.000                   $290,537,998    1,273      31.46         $228,231        6.664   359.11     614     77.1
7.001 - 8.000                   $306,573,210    1,572      33.19         $195,021        7.558   359.06     602     79.6
8.001 - 9.000                   $182,294,615    1,026      19.74         $177,675        8.531   359.01     578     82.1
9.001 - 10.000                   $69,942,994      441       7.57         $158,601        9.479   359.19     561     82.3
> 10.000                         $20,276,254      156       2.20         $129,976       10.738   359.01     559     86.1
------------------------------------------------------------------------------------------------------------------------
                                $923,560,742    4,671     100.00         $197,722        7.580   359.09     597     79.2
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date    (Excludes   920  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF       % OF          AVERAGE        GROSS    REMG.             ORIG
DESCRIPTION                          BALANCE    LOANS      TOTAL          BALANCE          WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
12/05                                $39,012        1       0.00          $39,012       11.000   301.00     717     75.0
01/06                               $173,695        3       0.02          $57,898        7.674   339.77     583     92.3
03/06                                $24,133        1       0.00          $24,133        9.500   280.00     637     65.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 9 of 10                11/2/2005 12:35:53 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                         Interest Only (Groups 2 & 3)

                       ARM and Fixed   $1,121,454,790

                             Detailed Report

----------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date         (Excludes  920  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------
                                  CURRENT     # OF          % OF        AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                       BALANCE    LOANS         TOTAL        BALANCE         WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------
04/06                          $4,998,877       21          0.54       $238,042       7.130   359.00      550     79.4
05/06                          $3,751,467       15          0.41       $250,098       7.011   359.47      561     76.1
10/06                            $146,617        1          0.02       $146,617       7.875   335.00      630     90.0
06/07                          $1,171,042        6          0.13       $195,174       7.755   355.00      604     82.7
07/07                          $1,828,350        6          0.20       $304,725       7.092   356.00      588     83.7
08/07                          $7,793,065       41          0.84       $190,075       7.605   357.03      595     79.5
09/07                         $48,630,232      232          5.27       $209,613       7.394   358.02      593     77.8
10/07                        $234,667,245    1,093         25.41       $214,700       7.463   359.00      600     79.8
11/07                         $90,475,667      421          9.80       $214,907       7.352   360.00      605     78.2
06/08                          $1,451,741        5          0.16       $290,348       7.393   355.00      583     83.9
07/08                          $2,459,786       11          0.27       $223,617       7.441   356.00      603     83.0
08/08                          $6,772,177       37          0.73       $183,032       7.779   357.09      591     82.4
09/08                         $49,075,016      277          5.31       $177,166       7.885   358.08      589     79.3
10/08                        $326,388,765    1,748         35.34       $186,721       7.703   359.00      596     79.6
11/08                        $143,713,855      752         15.56       $191,109       7.621   360.00      597     78.1
----------------------------------------------------------------------------------------------------------------------
                             $923,560,742    4,671        100.00       $197,722       7.580   359.09      597     79.2
----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 10 of 10               11/2/2005 12:35:53 PM